EXHIBIT A

Directors and Executive Officers of Delek US Holdings, Inc.

Name	Principal Occupation	Citizenship
Ezra Uzi Yemin	Chairman, President and Chief Executive Officer	United States
Gabriel Last	Director	Israel
Asaf Bartfeld	Director	Israel
Shlomo Zohar	Director	Israel
Carlos E. Jorda	Director	United States
Charles H. Leonard	Director	United States
Philip L. Maslowe	Director	United States
Mark B. Cox	Executive Vice President and Chief Financial Officer	United States
Assaf Ginzburg	Executive Vice President	Israel
Frederec C. Green	Executive Vice President	United States
Harry P. (Pete) Daily	Executive Vice President	United States
Igal P. Zamir	Executive Vice President	Israel
Kent B. Thomas	Executive Vice President, General Counsel and Secretary	United States
Donald N. Holmes	Vice President of Human Resources	United States
Andrew L. Schwarcz	Vice President of Financial Development	United States
Greg Intemann	Vice President and Treasurer	United States
Mark J. Davidson	Vice President and Chief Information Officer	United States

Executive Officers of Delek Marketing & Supply, LLC

Name	Position	Citizenship
Ezra Uzi Yemin	President and Chief Executive Officer	United States
Mark B. Cox	Executive Vice President and Chief Financial Officer	United States
Assaf Ginzburg	Executive Vice President	Israel
Frederec C. Green	Executive Vice President	United States
Harry P. (Pete) Daily	Executive Vice President and Chief Operations Officer	United States
Kent B. Thomas	Executive Vice President, General Counsel and Secretary	United States
Donald N. Holmes	Vice President of Human Resources	United States
Andrew L. Schwarcz	Vice President of Financial Development	United States
Greg Intemann	Vice President and Treasurer	United States
Mark J. Davidson	Vice President and Chief Information Officer	United States
Thomas R. Knight	Vice President	United States
Michael Norman	Vice President of Environmental & Regulatory Affairs	United States
Alan S. Fox	Vice President of Credit	United States

Directors and Executive Officers of Lion Oil Company

Name	Position	Citizenship
Ezra Uzi Yemin	Chairman and Chief Executive Officer	United States
Mark B. Cox	Director, Executive Vice President and Chief Financial Officer	United States
Assaf Ginzburg	Director and Executive Vice President	Israel
Frederec C. Green	Director, President and Chief Operations Officer	United States
Harry P. (Pete) Daily	Executive Vice President	United States
Kent B. Thomas	Executive Vice President, General Counsel and Secretary	United States
Donald N. Holmes	Vice President of Human Resources	United States
Andrew L. Schwarcz	Vice President of Financial Development	United States
Greg Intemann	Vice President and Treasurer	United States
Mark J. Davidson	Vice President and Chief Information Officer	United States
Thomas R. Knight	Vice President	United States
Michael Norman	Vice President of Environmental & Regulatory Affairs	United States
Alan S. Fox	Vice President of Credit	United States
Ernie Cagle	Vice President	United States